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                                                                   Exhibit 99.1



                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)




         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Sterling Construction Company, Inc., a Delaware corporation (the "Company"), does hereby certify that:


         The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.





Dated:   May 12, 2003                       /s/ Patrick T. Manning
                                          -------------------------
                                          Patrick T. Manning
                                          Chief Executive Officer


Dated:   May 12, 2003                       /s/  Maarten D. Hemsley
                                          -------------------------
                                          Maarten D. Hemsley
                                          Chief Financial Officer